EXHIBIT 4.1

COMMON STOCK

AS

COMMON STOCK

ALSIUS®

A NEW DEGREE OF CARE

ALSIUS CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 02120P 10 5

THIS CERTIFIES THAT

Is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

ALSIUS CORPORATION

CERTIFICATE OF STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

DATED:

PRESIDENT

CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
(Glendale, CA)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

ALSIUS CORPORATION
     The Corporation will furnish to any shareholder, upon written request and without charge, a summary of the designations, relative rights, preferences and limitations applicable to each class of its capital stock and the variations in rights, preferences and limitations determined for each series within a class, and the authority of the board of directors to determine variations for future series.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		as Custodian for		UNIF TRAN MIN ACT —		as Custodian for

TEN ENT	—	as tenants by the		(Cust)		(Minor)		(Cust)		(Minor)
		entireties		under Uniform Gifts to Minors				under Uniform Transfers to Minors

JT TEN	—	as joint tenants with		Act				Act
		right of survivorship and		(State)				(State)
not as tenants in common

TOD	—	transfer on death direction in event of owner’s death, to person named on face
Additional abbreviations may also be used though not in the above list.
For Value Received,____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the Stock represented by the within certificate and do hereby irrevocably constitute and appoint attorney,

to transfer the same on the books of the within-named Corporation, with full power of substitution in the premises.
Dated_________________________________________

X

NAME: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

X

Signature Guaranteed By	X

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.